UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

July 2, 2010

THE MACERICH COMPANY

(Exact Name of Registrant as Specified in Charter)

Maryland	1-12504	95-4448705
(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

401 Wilshire Boulevard, Suite 700 Santa Monica, California	90401
(Address of Principal Executive offices)	(Zip Code)

Registrants’ telephone number, including area code: (310) 394-6000

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On July 2, 2010, The Macerich Company (the “Company”) filed with the U.S. Securities and Exchange Commission a prospectus supplement dated July 2, 2010 (the “Prospectus Supplement”) to its prospectus dated November 26, 2008, which was included in its automatic shelf registration statement on Form S-3 (No. 333-155742).  The Prospectus Supplement relates to the holders of common units of limited partnership interest, or “OP units,” in The Macerich Partnership, L.P. (the “Operating Partnership”) named therein (the “OP unit holders”). The OP units may be redeemed at the request of the OP unit holder and the Company may elect to redeem them for cash or shares of the Company’s common stock on a one-for-one basis. Currently, there are no outstanding redemption requests from the OP unit holders.

The Prospectus Supplement generally covers the potential offer and sale, from time to time, by the OP Unit holders of shares of the Company’s common stock that may be issued to such OP unit holders upon redemption of an equal number of OP units. The OP unit holders may only offer these shares of the Company’s common stock if upon any request for redemption the Company exercises its right to issue its common stock to them instead of paying a cash amount. The registration of the shares of the Company’s common stock covered by the Prospectus Supplement satisfies any contractual obligation of the Company, but does not necessarily mean that any of the holders of OP units will exercise their redemption rights or that upon any such redemption the Company will elect, in the Company’s sole and absolute discretion, to redeem some or all of the OP units for shares of the Company’s common stock instead of paying a cash amount.

The Company is filing the opinion of its counsel, Venable LLP, as Exhibit 5.1 hereto, regarding the legality of the shares of common stock covered by the Prospectus Supplement.

Item 9.01. Financial Statements and Exhibits.

(d)         Exhibits

The following exhibits are filed with this report:

Exhibit Number	Description of Exhibits

+5.1	Opinion of Venable LLP as to the legality of the securities being registered.

+23.1	Consent of Venable LLP (contained in its opinion filed as Exhibit 5.1 and incorporated herein by reference).

+ Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MACERICH COMPANY
By: THOMAS E. O’HERN

/s/ THOMAS E. O’HERN
Senior Executive Vice President, Chief Financial Officer and Treasurer

Date: July 2, 2010

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EXHIBIT INDEX

Exhibit Number	Description of Exhibits

+5.1	Opinion of Venable LLP as to the legality of the securities being registered.

+23.1	Consent of Venable LLP (contained in its opinion filed as Exhibit 5.1 and incorporated herein by reference).

+ Filed herewith.

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